Exhibit 10.2
ELEVENTH AMENDMENT

ELEVENTH AMENDMENT, dated as of June 30, 2020 (this “Amendment”) to the Amended and Restated Master Purchase and Sale Agreement, dated as of March 6, 2017, as amended by the First Amendment, dated as of September 14, 2017, by the Second Amendment, dated as of November 3, 2017, by Omnibus Amendment No. 2 to Basic Documents (Ally-Carvana Flow), dated as of January 4, 2018, by the Third Amendment, dated as of November 2, 2018, by the Fourth Amendment, effective as of January 4, 2019, by the Fifth Amendment, effective as of March 6, 2019, by the Sixth Amendment, effective as of April 19, 2019, by the Seventh Amendment, effective as of March 19, 2020, by the Eighth Amendment, effective as of March 24, 2020, by the Ninth Amendment, effective as of April 29, 2020, and by the Tenth Amendment, effective as of May 19, 2020 (the “Master Purchase and Sale Agreement”), among CARVANA AUTO RECEIVABLES 2016-1 LLC, a Delaware limited liability company, as Transferor (the “Transferor”), ALLY BANK, a Utah chartered bank, as a Purchaser (in such capacity, a “Purchaser”), and ALLY FINANCIAL INC., a Delaware corporation, as a Purchaser (in such capacity, a “Purchaser” and, together with Ally Bank, the “Purchasers”).

WITNESSETH:

WHEREAS, the Transferors and the Purchasers are parties to the Master Purchase and Sale Agreement pursuant to which the Purchasers have agreed to purchase specified portfolios of receivables and related property from the Transferor; and

WHEREAS, the parties wish to amend the Master Purchase and Sale Agreement in certain respects;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I
DEFINITIONS

Section 1.01 Defined Terms. Unless otherwise defined herein, capitalized terms used in the above recitals and in this Amendment are defined in and shall have the respective meanings assigned to them in (or by reference in) Appendix A to the Master Purchase and Sale Agreement.

SECTION II
AMENDMENTS

Section 2.01 Amendments to Appendix A (Definitions). Appendix A to the Master Purchase and Sale Agreement is hereby amended by:

(a) revising the “Flex Receivable” definition and inserting each of the following terms which are double underlined in the place where such term appears below to, and deleting the stricken terms from, the “Flex Receivable” definition:

"“Flex Receivable” means either (x) a Receivable that meets the criteria of an "Eligible Receivable" (other than clause (xxii)(A) thereto) and (i) pursuant to which, at the time of origination of the related Contract, the related Obligor has elected in writing to defer the first scheduled payment in respect of such Receivable, (a) if the APR of the related Receivable is less than 10% per annum, 90 days from the related contract date, or (b) if the APR of the related Receivable is greater than or equal to 10% and less than or equal to 20%, 60 days from the related contract date, (ii) for which interest accrues at the related APR from the date of origination of such related Contract during such deferral period, (iii) for which the related credit application was completed and has a date on or after April 6, 2020 through and including May 31, 2020 (or such other date as agreed to by the Purchasers in their sole discretion), and (iv) as the time of submission of the related credit application, the related Obligor has submitted and signed an employment and income attestation in accordance with the Credit Policies of the Seller~~. F~~, noting that for the avoidance of doubt, a Receivable with an APR greater than 20% shall not be a Flex Receivable, or (y) a Receivable sold on June 30, 2020 and listed on Schedule 10 to the Second Step Pool Supplement dated as of June 30, 2020."

Section 2.02 Amendments to Section 2.1(a) (Transferor Obligation). Section 2.1(a) of the Master Purchase and Sale Agreement is hereby amended by inserting the following to the end of such section:

"Notwithstanding the foregoing or anything to the contrary herein, solely for the purposes of this Section 2.1(a), any Receivable sold on June 30, 2020 shall not be deemed to be a Flex Receivable."

Section 2.03 Amendments to Section 2.1(b) (Purchaser Obligation). Section 2.1(b) of the Master Purchase and Sale Agreement is hereby amended by inserting the following to end of such section:

"Notwithstanding the foregoing or anything to the contrary herein, solely for the purposes of this Section 2.1(b), any Receivable sold on June 30, 2020 shall not be deemed to be a Flex Receivable."

Section 2.04 Amendments to Section 6.2(a) (Aggregate Purchase Commitment). Section 6.2(a) of the Master Purchase and Sale Agreement is hereby amended by inserting the following to end of such section:

"Notwithstanding the foregoing or anything to the contrary herein, solely for the purposes of this Section 6.2(a), any Receivable sold on June 30, 2020 shall not be deemed to be a Flex Receivable."

SECTION III
MISCELLANEOUS

Section 3.01 Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon the receipt of the following:

(a)a signed counterpart to this Amendment duly executed and delivered by each of the parties hereto;

(b)a signed copy of the Fourteenth Amended and Restated Letter Agreement re Master Purchase and Sale Agreement, dated as of the date hereof, shall have been duly executed and delivered by Carvana, LLC, Bridgecrest Credit Company, LLC, the Transferor, Ally Financial, and Ally Bank; and

(c)a signed copy of the Ninth Amendment to Master Sale Agreement, dated as of the date hereof, shall have been duly executed and delivered by Carvana, LLC the Transferor, Ally Financial, and Ally Bank.

Section 3.02 Continuing Effect of the Master Purchase and Sale Agreement. Except as specifically amended and modified above, the Master Purchase and Sale Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Master Purchase and Sale Agreement, nor constitute a waiver of any provision of the Master Purchase and Sale Agreement.

Section 3.03 Representations and Warranties. The representations and warranties of the Seller and the Transferor contained in the Basic Documents shall be true and correct in all material respects as of the effective date of this Amendment.

Section 3.04 Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Purchasers, the Servicer and their respective successors and permitted assigns.

Section 3.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The parties intend that faxed signatures and electronically imaged signatures including as .pdf files shall constitute original signatures and are binding on all parties. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.

Section 3.06 GOVERNING LAW. SUBMISSION TO JURISDICTION, ETC.

(a)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES

UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)THE TRANSFEROR AND THE PURCHASERS HEREBY MUTUALLY AGREE TO SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE TRANSFEROR AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)THE TRANSFEROR AND THE PURCHASERS EACH HEREBY WAIVES (TO EXTENT THAT IT MAY LAWFULLY DO SO) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AMENDMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 3.07 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CARVANA AUTO RECEIVABLES 2016-1 LLC,
as Transferor

By:	/s/ Paul Breaux
Name: Paul Breaux
Title: Vice President

ALLY BANK,
as Purchaser

By:	/s/ William R. Thompson
Name: William R. Thompson
Title: Authorized Representative

ALLY FINANCIAL INC.,
as Purchaser	as Purchaser

By:	/s/ Thomas Elkins
Name: Thomas Elkins
Title: Authorized Representative

Agreed to and Accepted by:

CARVANA, LLC,
as Seller	as Seller
By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President